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                                                                  EXHIBIT 10.1


                                SECOND AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

        Second Amendment, dated as of September 19, 2002 (this "Amendment"), to the Loan and Security Agreement, dated as of July 23, 2001 (as amended, the "Loan Agreement") by and among (i) the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), (ii) FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and (iii) SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

        The Borrowers, the Lenders and the Agent desire to amend the Loan Agreement to (i) permit the Borrowers to effect the statutory mergers of certain Subsidiaries of the Parent with and into the Parent and (ii) amend certain other provisions of the Loan Agreement, in each case on the terms and conditions hereinafter set forth.

        Accordingly, the Borrowers, the Agent and the Lenders hereby agree as follows:

        1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

        2. Existing Definitions. (a) The definition of the term "Eligible Accounts" in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "Honeywell" in clause (i) of subparagraph (i) thereof, and inserting "IBM Corporation" in lieu thereof.

           (b) The definition of the term "Eligible Unbilled Accounts" in
Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to "Honeywell" in clause (i) of subparagraph (i) thereof, and inserting "IBM Corporation" in lieu thereof.

           (c) The definition of the term "Revolver Margin" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "'Revolver Margin' means, for any day, 1.00%."

           (d) The definition of the term "Term Loan Margin" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "'Term Loan Margin' means, for any day, 2.25%."

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        3. Distributions. Section 7.11 of the Loan Agreement is hereby amended by deleting of the reference to "$5,000,000" in clause (c)(iv) thereof, and inserting "$4,000,000" in lieu thereof.

        4. Waiver and Consent. (a) Fundamental Changes. (i) The Parent desires to effect (A) a statutory merger of Partners Capital Group, a California corporation and wholly-owned subsidiary of the Parent ("Partners") with and into the Parent pursuant to that certain Plan of Merger adopted by the Board of Directors of the Parent on June 20, 2002 and (B) a statutory merger of Delta Software Systems, Inc., a Tennessee corporation and wholly-owned subsidiary of the Parent ("Delta", and together with Partners, each a "Merging Subsidiary" and collectively, the "Merging Subsidiaries"), with and into the Parent pursuant to that certain Plan of Merger adopted by the Board of Directors of the Parent on September 10, 2002, in each case pursuant to which (1) each Merging Subsidiary shall merge with and into the Parent, which shall survive each merger and continue to be a corporation governed by the laws of the State of Tennessee, (2) the separate existence of each Merging Subsidiary shall cease, (3) all outstanding shares of common stock of each Merging Subsidiary shall automatically and by operation of law be cancelled and any certificates evidencing ownership of such shares shall be void and of no effect and (4) the charter and bylaws of the Parent shall remain the charter and the bylaws of the Parent following the effective date of each merger (collectively, the "Mergers").

            (ii) Pursuant to the request of the Parent, the Required Lenders under the Loan Agreement as of the date hereof hereby consent to and waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement from any noncompliance by the Borrowers with Section 7.3(a) of the Loan Agreement directly as a result of the Mergers.

        (b) Financial Covenants. Pursuant to the request of the Parent, the Required Lenders hereby consent to and waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement from any noncompliance by the Borrowers with Section 7.20(a) of the Loan Agreement arising out of the failure of the Borrowers and their Subsidiaries to attain a Minimum EBITDA of at least $10,000,000 for the 12 month period ending April 30, 2003; provided that the actual Minimum EBITDA of the Borrowers and their Subsidiaries for such period is not less than $9,550,000.

        The Required Lenders' waiver and consent provided for in this paragraph 4 (i) shall become effective as of the Amendment Effective Date, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

        5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

           (a) The representations and warranties contained in this Amendment and in Section 5 of the Loan Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and


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warranties shall be true and correct as of such earlier date); no Event of
Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

           (b) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantors and the Lenders.

           (c) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

        6. Representations and Warranties. Each of the Borrowers represents and warrants to the Lenders as follows:

           (a) Each Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment and to perform the Loan Agreement, as amended hereby.

           (b) The execution, delivery and performance by the Borrowers of this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not violate or create a default under any Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting any Borrower or any Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any Borrower's property.

           (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment and the performance by the Borrowers of the Loan Agreement as amended hereby.

           (d) Each of this Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their terms.

           (e) The representations and warranties contained in Section 5 of the Loan Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

        7. Continued Effectiveness of Loan Agreement. Each Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (ii) confirms



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and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or lien on, any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Loan Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

                  8. Miscellaneous.

                     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                     (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                     (d) The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            BORROWERS:

                            SCB COMPUTER TECHNOLOGY, INC.,
                            a Tennessee corporation

                            By:  /s/ Michael J. Boling
                                -------------------------------------------
                            Title: Executive Vice President Finance and
                            Administration

                            SCB COMPUTER TECHNOLOGY OF ALABAMA, INC., an
                            Alabama corporation

                            By:  /s/ Michael J. Boling
                                 ------------------------------------------
                            Title: Executive Vice President Finance and
                            Administration

                            PARTNERS RESOURCES INC., an Arizona corporation

                            By: /s/ Michael J. Boling
                                -------------------------------------------
                            Title: Executive Vice President Finance and
                            Administration

                            AGENT AND LENDER:

                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation, as Agent and as a Lender

                            By: /s/ David J. Sanchez
                                -------------------------------------------
                            Title: Vice President


ACKNOWLEDGED AND AGREED:

PARTNERS CAPITAL GROUP,
a California corporation,

By: /s/ Michael J. Boling
    --------------------------------
Title: Executive Vice President Finance and Administration

DELTA SOFTWARE SYSTEMS, INC.,
a Tennessee corporation,

By: /s/ Michael J. Boling
    -------------------------------
Title: Executive Vice President Finance and Administration